                                 EXHIBIT 10.30.8
                             AMENDMENT NUMBER EIGHT
                                       TO
                          THIRD PARTY PLEDGE AGREEMENT



         THIS AMENDMENT NUMBER EIGHT TO THIRD PARTY PLEDGE AGREEMENT (the "Amendment") is made and entered into as of the 19th day of December, 1996, by and between SUNSTONE HOTEL INVESTORS, L.P., a Delaware limited partnership ("Secured Party"); and ROBERT A. ALTER ("Alter") and CHARLES L. BIEDERMAN ("Biederman; and together with Alter, "Pledgor").

         WHEREAS, the undersigned are parties to that certain Third Party Pledge Agreement entered into as of August 16, 1995, as amended (the "Agreement"); and

         WHEREAS, the undersigned desire to amend the Agreement in order to reflect the purchase of the Radisson Suites in Oxnard, California (the "Hotel") and the execution of the Lease Agreement for such Hotel.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein and in the Agreement, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. For purposes of this Amendment, all capitalized terms used and not otherwise defined herein, shall have the meanings assigned to them in the Agreement.

         2. UNITS PLEDGED. In order to secure the lien of the pledge in favor of Secured Party in the Units pledged to secure the Lease Agreement for the Hotels, Exhibit A to the Agreement is hereby amended and restated in its entirety to read in full as attached hereto as Exhibit A.

         3. FORCE AND EFFECT. Except to the extent modified by this Amendment, all of the terms and provisions of the Agreement shall be unaffected and shall remain in full force and effect. This Amendment shall be deemed part of, and construed in accordance with the Agreement.

         4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be demmed to be an original and all of which shall be deemed to constitute the same instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

PLEDGOR
/s/Robert A. Alter
------------------------
Robert A. Alter
/s/Charles L. Biedrman
------------------------
Charles L. Biederman

SECURED PARTY
SUNSTONE HOTEL INVESTORS, L.P.
a Delaware limited partnership

By:                                          Sunstone Hotel Investors, Inc.
                                             a Maryland corporation,
                                             Its General Partner

                                             By: /s/Robert A. Alter
                                                 -----------------------
                                                  Robert A. Alter
                                             Its: President

                                    EXHIBIT A


                       Percentage Leases & Pledge of Units

    PERCENTAGE                                       FOUR MONTHS           NUMBER OF      THIRD                  INITIALS
    LEASE                                            BASE RENT             UNITS          ANNIVERSARY            OF PLEDGOR
                                                                           PLEDGED        DATE
    Hampton Inn -                                             $188,750        19,868      August 16, 1998
      Denver S.E., CO
    Hampton Inn -                                             $150,000        15,790      August 16, 1998
      Pueblo, CO
    Courtyard by Marriott -                                   $135,000        14,211      August 16, 1998
      Fresno, CA
    Hampton Inn -                                             $158,667        16,702      August 16, 1998
      Mesa, AZ
    Holiday Inn -                                             $125,000        13,158      August 16, 1998
      Steamboat Springs,CO
    Holiday Inn -                                             $142,000        14,947      August 16, 1998
      Craig, CO
    Holiday Inn -                                              $53,333         5,614      August 16, 1998
      Provo, UT
    Hampton Inn -                                             $161,000        16,947      August 16, 1998
      Silverthorne, CO
    Best Western -                                            $220,000        23,158      August 16, 1998
      Santa Fe, NM
    Hampton Inn -                                             $132,000        13,895      August 16, 1998
      Arcadia, CA
    Hampton Inn -                                             $139,333        13,933      December 13, 1998
      Oakland, CA
    Cypress Inn -                                             $189,000        17,182      February 2, 1999
      Kent, WA
    Cypress Inn -                                             $107,917         9,811      February 2, 1999
      Poulsbo, WA
    Cypress Inn -                                             $145,667        13,242      February 2, 1999
      Clackamas, WA
    Cypress Inn -                                             $121,000        11,000      February 2, 1999
      Portland, OR
    Courtyard By Marriott -                                   $142,000        14,025      April 1, 1999
      Riverside, CA
    Holiday Inn Select -                                      $270,000        24,828      June 28, 1999
      Renton, WA

    PERCENTAGE                                       FOUR MONTHS               NUMBER OF    THIRD                  INITIALS
    LEASE                                            BASE RENT                 UNITS        ANNIVERSARY            OF PLEDGOR
                                                                               PLEDGED      DATE
    Comfort Suites -                                          $240,000         24,615      August 13, 1999
      So. San Francisco, CA
    Days Inn -                                                 $90,000          9,231      August 13, 1999
      Price, UT
    Residence Inn -                                           $100,000          9,524      September 20, 1999
      Highlands Ranch, CO
    Holiday Inn -                                             $100,000          9,090      October 29, 1999
      Flagstaff, AZ
    Holiday Inn -                                             $268,666         24,424      October 29, 1999
      Mesa, AZ
    Hampton Inn -                                             $115,400         10,455      October 29, 1999
      Tucson, AZ
    Radisson Suite -                                          $363,400         29,665      December 19, 1999
      Oxnard, CA
    COMBINED TOTALS:                                        $3,857,733        375,315